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                       TOUCHSTONE SELECT VARIABLE ANNUITY

                            SUPPLEMENT TO PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION
           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1

                           GROWTH AND INCOME PORTFOLIO
                          OF SELECT ADVISORS PORTFOLIOS

                THIS SUPPLEMENT IS DATED AS OF JANUARY 1, 1998.

     The Prospectus and Statement of Additional Information of Western-Southern Life Assurance Company Separate Account 1 for the Touchstone Select Variable Annuity, each dated October 20, 1997, are hereby amended and supplemented as follows:

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PORTFOLIO ADVISOR

     As of January 1, 1998, Scudder Kemper Investments, Inc. ("Scudder Kemper") became the Portfolio Advisor to the Growth and Income Portfolio (the "Portfolio"). This change resulted from the completion of a strategic alliance between Scudder, Stevens & Clark, Inc. ("Scudder"), the Portfolio's previous portfolio advisor, and the Zurich Group ("Zurich"). As part of the strategic alliance, the operations of Scudder and Zurich Kemper Investments, Inc., a subsidiary of Zurich, were combined and the combined operations were named Scudder Kemper Investments, Inc.

     Scudder Kemper is owned 69.5% by Zurich and 30.5% by senior employees of Scudder Kemper. Scudder Kemper provides investment advisory services to mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. As of December 31, 1997, Scudder Kemper had assets under management of more than $200 billion. Scudder Kemper's headquarters are located in New York, New York.

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NEW PORTFOLIO ADVISORY AGREEMENT

     A new Portfolio Advisory Agreement (the "New Agreement") with Scudder Kemper became effective January 1, 1998. The terms of the New Agreement are identical to the terms of the previous Portfolio Advisory Agreement with Scudder, except for the effective date, the name of the portfolio advisor and certain language that became inapplicable upon shareholder approval of the previous Portfolio Advisory Agreement. The New Agreement was approved by the Board of Trustees of Select Advisors Portfolio (the "SA Trust") on August 15, 1997 and by the shareholders of the Portfolio on September 18, 1997. The Portfolio is a separate portfolio of the SA Trust.